UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 1, 2008
(press releases - April 7, 2008)
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.  On May 1, 2008, CHDT Corporation’s (“CHDT”) wholly owned subsidiary, Capstone Industries, Inc. (“Capstone”) entered into a $2 million asset-based loan agreement with Sterling National Bank of New York City whereby Capstone received a credit line to fund working capital needs (“Loan”).   The Loan provides funding for an amount up to 85% of eligible Capstone U.S. accounts receivable and 50% of eligible Capstone inventory. The interest rate of the Loan shall be the Wall Street Journal Prime Rate plus one and one-half percent (1.5%) per annum (adjusted automatically with changes in the Wall Street Journal Prime Rate).  Capstone management believes that this credit line and available cash flow will be adequate to fund most of Capstone’s ongoing working capital needs.

CHDT and Howard Ullman, the Chairman of the Board of Directors of CHDT, have guaranteed Capstone’s obligations under the Loan.

The foregoing summary of the Loan is qualified in its entirety by reference to the documents evidencing the Loan, which are attached hereto as exhibits 10.1 through 10.4.  CHDT has issued a press release, dated May 2, 2008, which is attached hereto as Exhibit 99.1.

ITEM 7.01 REGULATION FD DISCLOSURE

On April 28, 2008, CHDT issued a press release concerning Howard Ullman’s  creation of a personal posting on Wallst.net's Financial Social Community, my.wallst.net.  The press release is set forth as Exhibit 99.2 to this Report.

Stewart Wallach  taped an interview  with Heartbeat of America with well-known actor William Shatner as the interviewer.  On April 24, 2008, CHDT received the final version of the taped interview, which interview will be used as part of CHDT’s presentation to potential market makers for CHDT Common Stock.  CHDT intends on seeking increased support from broker-dealers as market makers for its Common Stock, which is quoted on the OTC Bulletin Board under the symbol “CHDO.OB.”  A transcript of  the interview will be filed as Exhibit 99.4 as soon as it is available.

The press releases attached as exhibits in this Report and the text summarizing such press releases in this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any filing by CHDT with the Commission.

ITEM 9.01	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Security Agreement, dated May 1, 2008, by and among Capstone Industries, Inc., Sterling National Bank and, as guarantors, CHDT Corporation and Howard Ullman.
10.2	Subordination Agreement, dated May 1, 2008, by and among Capstone Industries, Inc., Sterling National Bank.
10.3	Guarantee, dated May 1, 2008, by and among Sterling National Bank, CHDT Corporation and Howard Ullman.
10.4	Subordination Agreement, dated May 1, 2008, by and between Sterling National Bank and Howard Ullman.
10.5	Lock Box Agreement with Sterling National Bank regarding the Loan.
99.1	Press Release, dated May 2, 2008, announcing Loan Agreement by and between Sterling National Bank and Capstone Industries, Inc.
99.2	Press Release, dated April 28, 2008, regarding Howard Ullman posting of a page on Wall Street.net’s Financial Social Community, my.wallst.net.
99.3	Transcript of Stewart Wallach’s Interview with Heartbeat of America. (1)
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FOOTNOTES:

(1) To be filed by amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

CHDT CORPORATION

Date:	May 6, 2008

/s/ Gerry McClinton
Name:	Gerry McClinton, Chief Operating Officer

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan and Security Agreement, dated May 1, 2008, by and among Capstone Industries, Inc., Sterling National Bank and, as guarantors, CHDT Corporation and Howard Ullman.
10.2	Subordination Agreement, dated May 1, 2008, by and among Capstone Industries, Inc., Sterling National Bank.
10.3	Guarantee, dated May 1, 2008, by and among Sterling National Bank, CHDT Corporation and Howard Ullman.
10.4	Subordination Agreement, dated May 1, 2008, by and between Sterling National Bank and Howard Ullman.
10.5	Lock Box Agreement with Sterling National Bank regarding the Loan.
99.1	Press Release, dated May 2, 2008, announcing Loan Agreement by and between Sterling National Bank and Capstone Industries, Inc.
99.2	Press Release, dated April 28, 2008, regarding Howard Ullman posting of a page on Wall Street.net’s Financial Social Community, my.wallst.net.
99.3	Transcript of Stewart Wallach’s Interview with Heartbeat of America. (1)
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FOOTNOTES:

(1) To be filed by amendment.